===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 26, 1998



                         AMERICAN GENERAL CORPORATION
              (Exact name of registrant as specified in charter)



           Texas                    1-7981                 74-0483432
(State or other jurisdiction   (Commission File   (IRS Employer Identification
     of incorporation)                   Number)              Number)



               2929 Allen Parkway, Houston, Texas           77019
           (Address of principal executive offices)      (Zip Code)



      Registrant's telephone number, including area code: (713) 522-1111

===============================================================================

Item 5.   Other Events

          In connection with the proposed acquisition by American General Corporation ("American General") of the remaining common shares of Western National Corporation, American General has filed a Registration Statement on Form S-4 (as amended to date, the "Registration Statement") covering the shares of common stock, par value $.50 per share, of American General ("American General Common Stock") to be issued in the proposed merger. Set forth below is the executive compensation information for the fiscal year ended December 31, 1997, that is available as of the date hereof to American General for incorporation by reference to the Registration Statement. Until the amounts of cash bonuses are determined by the personnel committee of the American General board of directors in March 1998, it is impossible to determine who are the most highly-compensated executive officers of American General for 1997. A full presentation of 1997 executive compensation will be set forth in the 1998 proxy statement of American General.

 SUMMARY COMPENSATION. The following Summary Compensation Table sets forth compensation information for American General's chief executive officer, vice chairman and president. The personnel committee of the board of directors of American General, which is comprised solely of outside directors, is scheduled to meet in early March 1998. At that time, the committee will consider, among other things, the advice of outside compensation consultants, the 1997 performance of American General as well as the performance of its industry peer group, and the individual contributions of members of senior management. As a result of this analysis, the personnel committee will determine the cash bonus and other incentive compensation for members of senior management for 1997 performance. Until the amounts of cash bonuses are determined by the personnel committee, it is impossible to determine who are the most highly-compensated executive officers of American General for 1997.

 Two retired officers of American General, each of whom was included in the Summary Compensation Table for the 1997 proxy statement of American General, are also listed in the table below. Based on salaries paid to the two retired officers in 1997, and the fact that such individuals will not receive bonuses payable in March 1998 for 1997 performance, American General has determined that neither of the retired officers will be included in the Summary Compensation Table for the 1998 proxy statement of American General.


                                              SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------

                                                                         Long-Term Compensation/1/
                                                                -----------------------------------------
                             Annual Compensation                          Awards              Payouts
-----------------------------------------------------------------------------------------------------------------------
                                                       Other                                 Long-Term
                                                      Annual      Restricted   Securities    Incentive      All Other
                                                      Compen-        Stock     Underlying       Plan         Compen-
Name and Position         Year Salary($) Bonus($)/2/ sation($)   Awards ($)/4/ Options (#) Payouts ($)/5/ sation ($)/6/
-----------------         ---- --------- ----------- ---------   ------------- ----------- -------------- -------------
Robert M. Devlin,
 Chairman                 1997 $816,154   $     --    17,602/3/    2,181,250     150,000      $   -0-        $40,645
 and CEO of               1996  615,385    750,000       -0-             -0-     100,000      123,375         31,776
 American General         1995  461,077    400,000       -0-             -0-      35,000      128,000         23,488
                   --------------------------------------------------------------------------------------------------
Jon P. Newton, Vice       1997  483,077         --       -0-         436,250      60,000      174,750         25,754
 Chairman of              1996  416,154    300,000       -0-             -0-      25,000          -0-         23,102
 American General         1995  333,077    200,000       -0-             -0-      22,600          -0-         17,728
                   --------------------------------------------------------------------------------------------------
James S. D'Agostino Jr.,  1997  466,154         --       -0-             -0-      75,000      174,750        112,498
 President of             1996  369,539    300,000       -0-             -0-      25,000       88,125         19,124
 American General         1995  299,846    200,000       -0-             -0-      20,000       64,000         14,752
                   --------------------------------------------------------------------------------------------------
Harold S. Hook/7/,
 Former Chairman of
 American General
                   --------------------------------------------------------------------------------------------------
Stephen D. Bickel/7/,
 Former Chairman and
 CEO of  The Variable
 Annuity  Life Insurance
 Company
-----------------------------------------------------------------------------------------------------------------------

 1 PLAN AWARDS. All long-term compensation awards were granted under the stock and incentive plans of American General.
 2 BONUS PAYMENT. The bonus amounts for performance for each year are determined and paid in March of the subsequent year.
 3 OTHER ANNUAL COMPENSATION. The amount represents reimbursement for certain income taxes incurred by Mr. Devlin in 1997.
 4 RESTRICTED STOCK AWARDS. These amounts represent the value of the Restricted
   Stock on the date of grant. At December 31, 1997, Messrs. Devlin, Newton, and D'Agostino held an aggregate of 65,000, 20,000, and 14,000 shares, respectively, with a value of $3,514,063, $1,081,250, and $756,875, respectively. Dividends are paid to holders with respect to Restricted Stock at the same rate as is paid on all other shares of American General Common Stock. In the event of a Change of Control, all forfeiture restrictions with respect to all outstanding shares of Restricted Stock immediately lapse. See "Change of Control" below for the definition of "Change of Control."
 5 LONG-TERM INCENTIVE PLAN PAYOUTS. These amounts represent the value of
   Performance Awards on the date of vesting, following the three-year performance period, regardless of whether the vested award was paid in cash, stock, or a combination thereof.
 6 ALL OTHER COMPENSATION. These amounts include American General's contributions to the American General Employees' Thrift and Incentive Plan ("Thrift Plan") and Supplemental Thrift Plan ("Supplemental Plan") and the taxable value of company-provided term life insurance ("Excess Life"). In the case of Mr. D'Agostino, the amount also includes $88,889 in moving expenses for his relocation to Houston, Texas, that were paid by American General. The Thrift Plan contributions for 1997 were $7,125 for each of the named executive officers. The Supplemental Plan contributions and the Excess Life taxable value for 1997 were as follows: Mr. Devlin, $29,602 and $3,918; Mr. Newton, $14,711 and $3,918; and Mr. D'Agostino, $13,852 and $2,632.
 7 Until the amounts of cash bonuses are determined by the personnel committee, it is impossible to determine who are the most highly-compensated executive officers of American General. However, based on salaries paid to Messrs. Hook and Bickel in 1997, and the fact that such individuals will not receive bonuses payable in March 1998 for 1997 performance, American General has determined that Messrs. Hook and Bickel will not be included in the Summary Compensation Table for the 1998 proxy statement of American General.

-------------------------------------------------------------------------------

 STOCK OPTIONS. The following table contains information concerning the grant of stock options during 1997 to the named executive officers.


                              STOCK OPTIONS GRANTED IN 1997
 ---------------------------------------------------------------------------------------------
                                                                        Potential Realizable
                                                                          Value at Assumed
                                                                        Annual Rates of Stock
                                                                         Price Appreciation
                                 Individual Stock Option Grants          for Option Term/1/
                         ---------------------------------------------- ---------------------
                                      % of Total
                          Options   Options Granted Exercise            At 5% per  At 10% per
                          Granted    to Employees    Price   Expiration   annum      annum
         Name            (#)/2/,/3/     in 1997      ($/Sh)     Date       ($)        ($)
---------------------------------------------------------------------------------------------
Robert M. Devlin          150,000          10       43.6875   3-12-07   $4,121,225 10,443,994
Jon P. Newton              60,000           4       43.6875   3-12-07    1,648,490  4,177,597
James S. D'Agostino Jr.    75,000           5       43.6875   3-12-07    2,060,613  5,221,997
Harold S. Hook/4/
Stephen D. Bickel/4/
---------------------------------------------------------------------------------------------

 1 POTENTIAL REALIZABLE VALUE. These values are disclosed for illustration only and should not be interpreted as projections of the future price of American General Common Stock.
 2 OPTIONS.These consist solely of Non-Qualified Options to acquire American
   General Common Stock, which generally become exercisable in three equal annual installments beginning on the first anniversary of the grant.
 3 CHANGE OF CONTROL. In the event of a Change of Control, the stock option agreements provide for the automatic surrender of options and a cash payment based on the difference between the exercise price and a price intended to give the option holder the benefit of the highest price paid for American General Common Stock in the change of control transaction, or the highest fair market value of American General Common Stock during the 60 days preceding the change of control date. See "Change of Control" below for the definition of "Change of Control."
 4 See footnote 7 to the table captioned "Summary Compensation Table."

 OPTION EXERCISES AND VALUES. The following table shows the exercise of options by the named executive officers during 1997 and unexercised options held by them as of December 31, 1997. The table shows that no options were exercised by the named executive officers in 1997.


                                  AGGREGATED OPTION EXERCISES IN 1997 AND
                                   OPTION VALUES AT DECEMBER 31, 1997/1/
------------------------------------------------------------------------------------------------------------
                                                           Number of Securities      Value of Unexercised
                                                          Underlying Unexercised     In-the-Money Options
                                                          Options at 12/31/97 (#)       at 12/31/97/2/
                                                         ------------------------- -------------------------
                         Shares Acquired on    Value
         Name               Exercise (#)    Realized ($) Exercisable Unexercisable Exercisable Unexercisable
------------------------------------------------------------------------------------------------------------
Robert M. Devlin                -0-            $ -0-       123,666      228,335    $2,826,939   $2,997,010
Jon P. Newton                   -0-              -0-        41,399       84,201       947,783    1,102,267
James S. D'Agostino Jr.         -0-              -0-        62,296       98,334     1,567,398    1,238,764
Harold S. Hook/3/
Stephen D. Bickel/3/
------------------------------------------------------------------------------------------------------------

1 OPTIONS.The options reported in the table include both Incentive Stock Options and Non-Qualified Options. All outstanding options are subject to acceleration and cashout in the event of a Change of Control. See footnote 3 to the table captioned "Stock Options Granted in 1997."

2 VALUE."Value" is the difference between the fair market value of the underlying shares of American General Common Stock on December 31, 1997 and the exercise price.

3 See footnote 7 to the table captioned "Summary Compensation Table."
-------------------------------------------------------------------------------

 PERFORMANCE AWARDS. The following table describes Performance Awards granted during the fiscal year ending December 31, 1997 to the named executive offi-cers.


                 LONG-TERM INCENTIVE PLAN AWARDS GRANTED IN 1997
--------------------------------------------------------------------------------------
                                      Performance
                                       or Other
                                        Period          Estimated Future Payouts
                                         Until              in Units/2/,/3/
                          Number of   Maturation  ------------------------------------
Name                     Units (#)/1/  or Payout  Threshold (#) Target (#) Maximum (#)
--------------------------------------------------------------------------------------
Robert M. Devlin            13,000     1997-1999      6,500       13,000     26,000
Jon P. Newton                5,000     1997-1999      2,500        5,000     10,000
James S. D'Agostino Jr.      5,000     1997-1999      2,500        5,000     10,000
Harold S. Hook/4/
Stephen D. Bickel/4/
--------------------------------------------------------------------------------------

1 PERFORMANCE UNITS. Each unit is the equivalent of one share of American
  General Common Stock.

2 FUTURE PAYOUTS. The performance criterion for these Performance Awards is cumulative operating earnings per share for the three-year performance period. Subject to downward adjustment at the discretion of the personnel committee, Performance Awards will vest from 0% to 200% on a pro rata basis according to the following levels: If cumulative earnings for the period are less than $8.45 ("Threshold"), no units will vest. If cumulative earnings are at least $10.56 ("Target") during the period, units will vest at 100%, and if cumulative earnings for the period are as much as $12.67 ("Maximum"), units will vest at 200% of the original grant.

3 CHANGE OF CONTROL. In the event of a Change of Control, Performance Awards would vest at a 200% level and be cashed out. Calculation of such cash payment is similar to the method of calculating the specified price of American General Common Stock with respect to the cashout of options as described in footnote 3 to the table captioned "Stock Options Granted in 1997."

4 See footnote 7 to the table captioned "Summary Compensation Table."

 CHANGE OF CONTROL. All of the awards outstanding or to be granted under American General's stock and incentive plans are subject to the automatic acceleration of vesting and cashout upon a Change of Control. See the applicable footnotes to the preceding executive compensation tables for a description of how a Change of Control would affect each type of award under the plans. The phrase "Change of Control" for such purposes is generally defined as
(i) the acquisition of 30% or more of the voting securities of American General by a nonaffiliate of American General; (ii) the merger, consolidation, or sale of substantially all of the assets of American General, unless such transaction is with an affiliate of American General; (iii) the adoption of a plan of liquidation of American General by its shareholders; or (iv) a change in the constituency of the board of directors of American General, where the current directors (including future directors who are nominated or elected by 75% of the then current directors) cease to constitute a majority of the board of directors of American General.

-------------------------------------------------------------------------------

                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                             AMERICAN GENERAL CORPORATION



Dated: January 26, 1998         By:/s/ Nicholas R. Rasmussen
                                   ---------------------------------------
                                Name:  Nicholas R. Rasmussen
                                Title: Senior Vice President-Corporate
                                       Development